UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2003

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (345) 949-0050

No Change
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated November 7, 2003, reporting financial results for the third quarter.

Item 12.  Results of Operations and Financial Condition.

On November 7, 2003, Apex Silver Mines Limited issued a press release reporting its 2003 third quarter financial results.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 11, 2003

Apex Silver Mines Limited

By:	/s/ Mark A. Lettes
Mark A. Lettes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Apex Silver Mines Limited, dated November 7, 2003, reporting financial results for the third quarter.